SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2008

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-141568	20-8468508
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Yingu Plaza, 9 Beisihuanxi Road, Suite 1708
Haidian District, Beijing 100080 PRC
(Address of Principal Executive Offices)

+86 10 82525301
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” or the “Registrant” refer to China Advanced Construction Materials Group, Inc., a Delaware corporation.

Item 1.01 Entry into a Material Definitive Agreement

On June 11, 2008, we completed an offering (the “Offering”) of the sale of 875,000 of investment units (the “Units”) for a total of $7,000,000, each Unit consisting of one share of the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (the “Preferred Stock”), each share of which will be convertible into four (4) shares of Common Stock, and one (1) five year warrant to purchase two (2) shares of Common Stock (the “Warrants”), in accordance with a Subscription Agreement (the “Subscription Agreement”) between the Company and each Subscriber named therein (collectively, the “Investors”). The Warrants will be exercisable on a cashless basis, in whole or in part, at an exercise price equal to $2.40 per share. The Company may call the Warrants for redemption at any time after the Warrants become exercisable (i)  at a price of $.01 per Warrant; (ii) upon not less than 30 days’ prior written notice of redemption to each warrant holder; and (iii) if, and only if, the last sale price of the common stock equals or exceeds $5.00 per share, for any twenty (20) trading days within a thirty (30) consecutive trading day period ending on the third business day prior to the notice of redemption to warrant holders. After commissions and expenses, we received net proceeds of approximately $6,362,500 from the offering. See Item 5.03 for a description of the Preferred Stock.

 Additionally, our officers, directors and majority shareholders, Xianfu Han and Weili He, entered into a Lock-Up Agreement with us whereby both Xianfu Han and Weili He agreed they will not, offer, pledge, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock during the period beginning on and including the date of the final closing of the Offering through and including the earlier of (i) two (2) years after the final closing of the Offering, (ii) the voluntary conversion of all outstanding shares of Preferred Stock, (iii) the mandatory conversion of all outstanding shares of Preferred Stock, or (iv) the sale of the Company

Pursuant to an escrow agreement, we have placed a total of $930,000 in an escrow account with Company’s counsel, (i) $630,000 of which will be used for the payment of dividends on the Preferred Stock which the Company shall be obligated to replenish each year prior to the year’s end, and (ii) $300,000 of which will be used for the payment of investor relation fees.

Registration Rights

The issuance of the Units to the Investors was exempt from registration under the Securities Act pursuant to Regulation D and Section 4(2) thereof and such other available exemptions. As such, the Preferred Stock, the Warrants, and the common stock underlying the Preferred Stock and Warrants upon conversion thereof (collectively, the “Shares”) may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. The registration statement covering these securities will be filed with the SEC and with any required state securities commission subsequent to the filing of this Form 8-K.

In connection with the private placement and as part of the Financing Documents, we agreed to file a registration statement on Form S-1 (“Registration Statement”) within 60 days after Closing (“Required Filing Date”) and have it declared effective within 120 days after Closing (“Required Effective Date”) to register (i) 100% of the shares of our common stock underlying the Preferred Stock; (ii) 100% of the shares of our common stock underlying the Warrants and Placement Agent Warrants (“Underlying Common Stock”); (iii) the 3,500,000 shares of Common Stock which may be transferred to the Investors pursuant to the Make Good Escrow Agreement (defined below); and (iv) 100% of the Warrants purchased in the Offering. In the event of a full review of the Registration Statement by the SEC, the required effective date will be extended by 30 days.

If a Registration Statement covering the registration of (i) 100% of the shares of our common stock underlying the Preferred Stock; (ii) 100% of the shares of our common stock underlying the Warrants, and (iii) the 3,500,000 shares of Common Stock which may be transferred to the Investors pursuant to the Make Good Escrow Agreement ((i) to (iii) collectively, the “Registrable Shares”), is not filed with the SEC by the Required Filing Date or is not declared effective by the Required Effective Date, the Company shall pay to each Investor as liquidated damages, a cash payment equal to 1.5% of the aggregate amount invested by such Investor in the Offering for every 30-day period until the Registration Statement has been filed or declared effective, or portion thereof. The total cash payments for not meeting the Required Filing Date and/or Required Effective Date for the Registrable Shares shall not exceed 6% of the purchase price of the Offering.

If a Registration Statement covering the registration of 100% of the Warrants purchased in the Offering (the “Registrable Warrants”) (collectively, the Registrable Share and Registrable Warrants are referred to as “Registrable Securities”), is not filed with the SEC by the Required Filing Date, the Company shall pay to each Investor as liquidated damages, a cash payment equal to 1.5% of the aggregate amount invested by such Investor in the Offering for every 30-day period until the Registration Statement has been filed, or portion thereof. If a Registration Statement covering the Registrable Warrants is not declared effective by the Required Effective Date, the Company shall pay to each Investor as liquidated damages, a cash payment equal to 2% of the aggregate amount invested by such Investor in the Offering for every 30-day period until the Registration Statement has been declared effective, or portion thereof. The total cash payments for not meeting the Required Filing Date and/or Required Effective Date for the Registrable Warrants shall not exceed 15% of the purchase price of the Offering.

In connection with filing the Registration Statement, if the Commission limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act, then the Company shall be entitled to exclude such disallowed Registrable Securities on a pro rata basis among the holders thereof, with a first priority given to the shares of Common Stock underlying the Preferred Stock. The Company shall prepare, and, as soon as practicable but in no event later than the six months from the date the Company’s Registration Statement was declared effective, file with the SEC an additional Registration Statement (“Additional Registration Statement”) on Form S-1 covering the resale of all of the disallowed Registrable Securities not previously registered on an Additional Registration Statement hereunder. The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the ninety (90) days from the filing date of the Additional Registration Statement. The Company shall not be subject to liquidated damages in connection with the filing and effectiveness of the Additional Registration Statement registering the disallowed Registrable Securities.

Make Good Agreement

Xianfu Han, Weili He, the Company and the Investors entered into a Make Good Agreement whereby Mr. Han and Mr. He have agreed to transfer a total of 3,500,000 shares of Common Stock, in whole or in part as described below, to the Investors on a pro rata basis in the event that the Company does not meet certain performance targets for its fiscal years ending June 30, 2008, June 30, 2009 and June 30, 2010. The performance target for the Company's fiscal year ended June 30, 2008 is the achievement of pre-tax net income of at least $5,200,000. The performance target for the Company's fiscal year ended June 30, 2009 is the achievement of after-tax net income of at least $9,000,000. The performance target for the Company's fiscal year ended June 30, 2010 is the achievement of after-tax net income equal to or greater than the Company’s after-tax net income for the fiscal year ended June 30, 2009.

For purposes of the Make Good Agreement, “Net Income” means net income as defined under United States generally accepted accounting principles (“GAAP”), consistently applied, for the Company, except that there shall be assumed each year that there are dividends payable on each share of outstanding Series A Preferred Stock at the annual rate of nine percent (9%) (which amount of dividends, to the extent paid by the Company, shall be added back (if and to the extent previously subtracted in the calculation of Net Income in accordance with GAAP) to Net Income prior to determining if the Performance Thresholds (defined below) have been satisfied) and that, other than in the fiscal year (“FY08”) ending June 30, 2008 for which Net Income shall be calculated on a pre-tax basis, the Company’s income is subject to tax at an assumed twenty-five percent (25%) rate, and provided, however, that the Company’s Net Income shall be increased by any non-cash charges incurred as a result of the Offering (due to non-cash amortization on warrants and loss from change in fair value of the Warrants charged to the Company’s results of operation, if any, and if and to the extent previously subtracted in the calculation of Net Income in accordance with GAAP). The Company’s Net Income for FY08 and fiscal year (“FY09”) ending June 30, 2009 shall also be increased by any cash and non-cash charges related to the share exchange agreement dated April 29, 2008, by and among the Company, Xin Ao Construction Materials, Inc., a company incorporated under the laws of the British Virgin Islands (“BVI-ACM”), and each of the shareholders of BVI-ACM, and this Offering, including but not limited to the following: attorney’s fees, professional fees, consulting fees, edgar filing fees, auditing fees and any liquidated damages pursuant to the filing and effectiveness of the Registration Statement.

Placement Agent

Maxim Group LLC (the “Placement Agent”) acted as our placement agent in connection with the Offering. For their services, we paid cash fees of $560,000 and issued five-year warrants to purchase 245,000 shares of our Common Stock, exercisable at any time at a price equal to $2.40 per share (“Agent Warrants”). We also agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act. The Agent Warrants will have registration rights similar to the registration rights afforded to the purchasers of the Units.

Right of First Refusal. It is expressly agreed that, if the Company decides hereafter to engage any placement agent, underwriter or investment bank on a fee basis in connection with any private placement of securities of the Company or its affiliates and executive officers (a “Subsequent Offering”) for a period of twelve (12) months from the date of the final closing of the Financing, the Company shall give prompt written notice of such an event to Placement Agent, and Placement Agent shall be entitled to a 30 day right of first refusal, beginning on the day Placement Agent receives such written notice from the Company of such Subsequent Offering, to act as agent or manager for such private placement.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Subscription Agreements, on June 10, 2008, we issued to the Investors a total of 875,000 Units for $7,000,000 with each Unit consisting of one share of the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (the “Series A Preferred”), each share of which will be convertible into four (4) shares of Common Stock, and one Warrant to purchase two (2) shares of Common Stock at an exercise price of $2.40. Such securities were not registered under the Securities Act of 1933. The issuance of these securities was exempt from registration under Regulation D and Section 4(2) of the Securities Act. We made this determination based on the representations of Investors, which included, in pertinent part, that such shareholders were either (a) "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Pursuant to the Offering, on June 10, 2008, we issued to the Placement Agent five year warrants to purchase 245,000 shares of our Common Stock at an exercise price of $2.40 per share. Such securities were not registered under the Securities Act of 1933. The issuance of these securities was exempt from registration under Section 4(2) of the Securities Act. We made this determination based on the representations of the Placement Agent, which included, in pertinent part, that such Placement Agent was an "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that the Placement Agent was acquiring our common stock for investment purposes for its own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the Placement Agent understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, on June 10, 2008, we filed a Certificate of Designation with the state of Delaware designating the rights and preferences of Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock, $0.001 par value per share (the “Series A Preferred”) is convertible into four (4) shares of Common Stock Each holder of the Preferred Stock will receive a 9% per annum cash dividend, payable to the record holders of the Preferred Stock on a quarterly basis. Each share of Preferred Stock has a liquidation preference and stated value of $8.00. The Preferred Stock votes with the Common Stock on an as-converted basis, except where class voting is required by law. In addition, so long as any shares of Series A Preferred are outstanding, the Company will not, without the written consent of the holders of at least sixty percent (60%) of the Preferred Stock, either directly or by amendment, merger, consolidation, or otherwise:

(i) liquidate, dissolve or wind up the affairs of the Company, or effect any Deemed Liquidation Event; (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws; (iii) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Preferred Stock, or increase the authorized number of shares of Preferred Stock; (iv) purchase or redeem or pay any dividend on any capital stock prior to the Preferred Stock; or (v) create or authorize the creation of any debt security, with the exception of up to $8,000,000 of aggregate bank indebtedness (including the Company’s current outstanding debt), provided that the total assets to total liabilities ratio remains greater than or equal to 1.5:1, as adjusted for any warrant and/or offering liabilities incurred by the Company.

Upon the two (2) year anniversary of the closing of the Offering, subject to the prior conversion by the holders, the Company will redeem any outstanding Preferred Stock at $8.00 plus accrued but unpaid dividends, provided that: (i) the shares of Common Stock underlying the Preferred Stock are available for resale pursuant to an effective registration statement or pursuant to Rule 144 of the Securities Act; and (ii) the redemption applies to all outstanding shares of Preferred Stock, provided that, if the Registration Statement has not been declared effective by the second anniversary of the Closing Date, the Investor shall have the option of retaining the Preferred Stock.

Provided that the Registration Statement is effective for at least the prior 30 trading days, if the closing price of the Common Stock for any twenty (20) of the last thirty (30) consecutive trading days is greater than $5.00 per share and the Average Daily Trading Volume of the Common Stock is no less than 100,000 shares per day, the Company may elect at that time to force the Investors to convert their shares of Preferred Stock into Common Stock at the Conversion Price.

The number of shares of Common Stock to be received upon the conversion of Preferred Stock is subject to adjustment upon the occurrence of certain events, such as stock splits, stock dividends or our recapitalization. The conversion price of the Preferred Stock shall have anti-dilution protection for issuances of our Common Stock, or securities exercisable for or convertible into Common Stock, at an issuance price, exercise price or conversion price of less than $2.00 per share of Common Stock, except with respect to the issuance of shares of common stock upon exercise of the Warrants and Preferred Stock; or the issuance of Common Stock to employees or directors pursuant to an equity incentive plan including employee stock options and grants approved by the Company’s stockholders.

Item 9.01 Financial Statement and Exhibits.

(d)  EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description

4.1	Certificate of Designation for Series A Convertible Preferred Stock

4.2	Lock-Up Agreement amongst Registrant, Xianfu Han and Weili He

10.1	Subscription Escrow Agreement between the Registrant, Maxim Group, LLC and American Stock Transfer & Trust Company as Escrow Agent

10.2	Make Good Escrow Agreement amongst the Registrant, the Investors, the Investor Representative, Xianfu Han and Weili He, and American Stock Transfer & Trust Company as Escrow Agent

10.3	Form of Common Stock Purchase Warrant

10.4	Form of Placement Agent Stock Purchase Warrant

10.5	Escrow Agreement for IR and Dividends amongst the Registrant, the Investor Representative, Maxim Group, LLC and Anslow + Jaclin, LLP as Escrow Agent

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Date: June 13 , 2008	By:	/s/ Xianfu Han
Xianfu Han
Chief Executive Officer